Exhibit 99.1
NOVEMBER 2022 Helix Energy Solutions Company Update

FORWARD-LOOKING STATEMENTS

References in this presentation to “our” or “Helix” means Helix Energy Solutions Group, Inc., together with our subsidiaries. References in this presentation to “Alliance” means Helix Alliance Decom, LLC, a wholly-owned subsidiary of Helix. This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our ability to identify, effect, and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition; any statements regarding the Thunder Hawk transaction; our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items including projections as to guidance and other outlook information; any statements regarding future operations expenditures; any statements regarding our plans, strategies and objectives for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding our environmental, social and governance (“ESG”) initiatives; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law.

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HELIX COMPANY OVERVIEW

Helix Energy Solutions provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations. Our services are centered toward and well positioned to facilitate global energy transition by maximizing production of remaining oil and gas reserves, decommissioning end-of-life oil and gas fields, and supporting renewable energy developments

- Oil & Gas services cover the lifecycle of a field and are critical to maximizing production economics and safely decommissioning end-of-life wells and infrastructure
- Expanding Renewables services where we currently offer trenching, site clearance and subsea support
- Expansion into full-field shallow water decommissioning in the Gulf of Mexico with the Alliance acquisition on July 1, 2022

Four reportable business segments: Well Intervention, Robotics, Production Facilities and Shallow Water Abandonment

Liquidity[1] of $244 million, net debt[2] of $99 million and contract backlog of $758 million as of September 30, 2022

Subsea Services Alliance with Schlumberger provides integrated equipment and services for subsea well intervention

Business Mix *(Year ended December 31, 2021)*

Revenue[3]



10%
19%
$723 million
71%
Well Intervention
Robotics
Production Facilities
Shallow Water Abandonment[5]

[1] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under the Company's ABL facility and excludes restricted cash, if any
[2] Net debt is calculated as long-term debt, including current maturities of long-term debt, less cash and cash equivalents and restricted cash
[3] Percentages exclude eliminations
[4] As of September 30, 2022
[5] Shallow Water Abandonment will include the results of Helix Alliance beginning July 1, 2022 (date of acquisition)

Global Operations[4]

2,219 Helix employees worldwide primarily operating in the Gulf of Mexico (including Helix Alliance), Brazil, North Sea, Asia Pacific and West Africa regions



7 Well Intervention Vessels
Seven dedicated well intervention vessels

4 ROV Support Vessels
Four ROV support vessels on term charters

40 Remotely Operated Vehicles (ROV)
40 work class ROVs

10 Intervention Systems
Six intervention riser systems, three subsea intervention lubricators, and one riserless openwater abandonment module

6 Robotics Assets
Four trenching systems, one boulder grab and one ROVDrill system

5 Regional Offices
Houston, Texas, USA (HQ)
Aberdeen, United Kingdom
Rio de Janeiro, Brazil
Singapore
Houma, Louisiana

20 Shallow Water Abandonment Systems
14 Marketable P&A systems and six coiled tubing systems

21 Shallow Water Abandonment Vessels
Ten liftboats, six OSV's, three diving vessels, one heavy lift barge and one crew boat

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HELIX COMPANY OVERVIEW 4 •World's leading provider of both well intervention and subsea robotics technologies to offshore energy industry •Our core offerings represent sustainable solutions for Energy Transition •Our ability to help our customers achieve ESG successes provides long-term value to Helix shareholders •Pioneer and established leading provider of well intervention solutions with a competitive advantage •Track record of 1,631 subsea wells 1 and over 30 years of global experience •Large and growing addressable market in both well intervention (including production enhancement and decommissioning) and robotics •Industry-leading, built-for-purpose fleet that can be mobilized worldwide •Experienced and highly skilled workforce •Strong robotics franchise with deepwater ROV track record in oil & gas, renewable energy and specialty services that spans over 25 years •Strong culture of innovation, with best-in-class operations and technology portfolio •Core Health, Safety and Environment (HSE) values with proven track record •Comprehensive array of solutions offered via strategic alliance with Schlumberger 1 Does not include Helix Alliance

ENERGY TRANSITION The three legs to our model establish Helix as a meaningful Energy Transition company with significant potential: Maximizing Remaining Reserves Abandonment and Decommissioning Offshore Renewables and Wind Farms Maximizing Remaining Reserves • Production Enhancement –continue assisting oil and gas producers maximize the recovery of existing fields, mitigating need for new drilling, using our methodologies and purpose-built assets • Alternative solutions –extending end-of-life fields prior to our provision of abandonment solutions Abandonment and Decommissioning •Historical success as full-field abandonment contractor •Expansion into Gulf of Mexico shallow water full-field abandonment with Alliance acquisition in 2022 •Believe regulators’ renewed push for accelerated plug and abandonment (P&A) will accelerate growth of abandonment Offshore Renewables and Wind Farms •Cable trenching and site preparation services, with opportunities to expand •Ability to offer further specialty support services and geographic expansion 5

•Market leader in Well Intervention and Robotics/Trenching •Riser-based and riserless intervention capabilities •Increasing contribution of expanding offshore Renewables market •Expansion into the Gulf of Mexico shallow water decommissioning market •Geographically diverse scope of operations •Diverse customer base including large concentration of blue-chip customers •Cost-effective solution to rigs with purpose-built, advanced Well Intervention fleet providing Production Enhancement and Decommissioning services •Integrated offerings •Healthy balance sheet and good liquidity position •Demand expected to increase over time; P&A is regulatoryand Energy Transition driven •Robotics is essential for credible quality performance in deep-water operations WHY CHOOSE HELIX? 6

SUSTAINABILITY “Safety, Sustainability and Value Creation –our core goals –support our vision as a preeminent offshore energy transition Company.”Owen Kratz, President and Chief Executive Officers Helix Energy Solutions Group, Inc. Sustainability continues to drive our business strategy and decision-making with a renewed focus on our commitment to and participation in the world’s energy transition.Through production maximization, decommissioning and renewable energy support, our services lay the foundation for this transformation. Our most recent Corporate Sustainability Report (available here) details our Greenhouse Gas reduction targets and the progress we have made year over year beginning with the baseline year of 2019 with a nearly 8% decrease in our Scope 1 emissions, a 30% decrease in our Scope 2 emissions and a nearly 43% decrease in our Scope 3 emissions.We focus on the risks and opportunities that climate change presents our Company and delve into the core of our business, our human capital. The disclosures in the Corporate Sustainability Report reflect our commitment to a more sustainable future and furthering our accountability to our investors, customers and employees. 7

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental •Our business supports the responsible transition from a carbon based economy through a three pronged strategy of maximizing remaining oil and gas reserves, abandonment and decommissioning end of life wells and applying the techniques and technologies proven in offshore oil and gas fields to offshore renewables and wind farms.These efforts are published in greater detail in our 2022 Corporate Sustainability Report, a copy of which is available on our website at https://www.helixesg.com/about-helix/our-company/corporate- sustainability/ .. Social •Human capital management is a priority at Helix.Investment in our human capital through competitive compensation and attractive benefits, including training and development is necessary to attract and retain talent Governance •Our Board is actively engaged on ESG strategy including health, safety, social, environmental and climate change issues through an open dialogue with management coupled with regular reports from key team members •Our Board has been significantly refreshed over the past four years adding five new members.As part of such long standing refreshment process, the Corporate Governance and Nominating Committee remained engaged in a search for additional independent directors with the diverse characteristics sought by the Board, and in September the Board added two new gender and ethnically diverse members 8

Helix Well Ops is a leader in rigless offshore well intervention, enabling our customers to maximize their remaining reserves and safely decommission their offshore fields Our purpose-built riser-based and riserlesswell intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle Low operating costs and ability to mobilize quickly enables Helix’s vessels to operate at costs lower than offshore drilling rigs that provide intervention services WELL INTERVENTION Business Mix (Year ended December 31, 2021) Revenue 1 1 Percentages exclude eliminations and other 2 Shallow Water Abandonment will include the results of Helix Alliance beginning July 1, 2022 (date of acquisition) $517 million 0% 9 71% Well Intervention Robotics Production Facilities Shallow Water Abandonment 2

WELL INTERVENTION –UTILIZATION 59% 93% 92% 83% 88% 58% 74% 89% 86% 80% 88% 63% 40% 31% 9% 38% 63% 71% 38% 42% 44% 79% 99% 99% 99% 98% 100% 100% 72% 52% 87% 88% 99% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 20Q2 20Q3 20Q4 20Q1 21Q2 21Q3 21Q4 21Q1 22Q2 22Q3 22 Gulf of Mexico¹ North Sea / West Africa² Brazil³ All Well Intervention Vessels 1 Gulf of Mexico includes the Q4000 and Q5000 2 North Sea / West Africa includes the Seawell , Well Enhancer and Q7000 3 Brazil includes the Siem Helix 1 and Siem Helix 2 10

•Fleet of seven purpose-built well intervention vessels •Both riser-based and riserless intervention systems •1,631 subsea well intervention 1 operations performed worldwide, includes production enhancement and abandonment operations •613 well abandonment 1 operations performed worldwide •Geographically diverse scope of operations •Large concentration of blue-chip customers •Able to offer fully integrated intervention services through our Subsea Services Alliance with Schlumberger WHAT SETS HELIX APART IN WELL INTERVENTION 11 1 Does not include Helix Alliance

HELIX WELL INTERVENTION VESSELS & ASSETS Q4000 (Gulf of Mexico) Dynamically positioned class 3 (“DP3”) purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q5000 (Gulf of Mexico) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Q7000 (West Africa / Asia Pacific) DP3 purpose-built semisubmersible vessel for well intervention, decommissioning and other subsea projects Siem Helix 1 & Siem Helix 2 (Brazil) DP3 purpose-built well intervention vessels capable of completing a wide range of subsea projects Under charter agreements through February 2025 (SH1) and February 2027 (SH2) Seawell (North Sea) Dynamically positioned class 2 (“DP2”) light well intervention and saturation diving vessel Well Enhancer (North Sea) DP3 custom designed well intervention and saturation diving vessel Intervention Riser Systems Utilized for wireline intervention, production logging, coiled-tubing operations, well stimulation and full P&A operations Subsea Intervention Lubricators Enable efficient and cost-effective riserless intervention or abandonment solutions for all subsea wells up to 1,500m water depth 12

Subsea Services Alliance created in 2015 to combine the expertise and capabilities of Helix and Schlumberger Comprehensive subsea well construction, intervention and decommissioning portfolio •Helix provides marine support, operational expertise and project management capabilities •Schlumberger provides intervention and completion running technologies and subsea production systems (through OneSubsea) INTEGRATED APPROACH TO SUBSEA WELL SERVICES •Utilizes vessels that can handle well commissioning, intervention, artificial lift and abandonment services •Eliminates the need for costly offshore drilling rigs for support •Ongoing development of technologies that provide efficient products and services for the offshore market •Deep-and ultra-deepwater basins •High-pressure, high-temperature environments •Novel subsea well access, remediation and intervention for subsea production and processing •Complementary project managers with extensive experience to provide operational efficiency •A single source of expertise, services and technologies provides for simpler and more cost- effective subsea well intervention services while maximizing project safety 13

Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers and support/construction vessels Our deep-water ROV track record spans over 25 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world •Helix has a meaningful market share of the global ROV market, including the growing renewable energy industry •Helix charters vessels to support deployment of robotics assets and engages spot vessels on short-term charter agreements as needed HELIX ROBOTICS Business Mix (Year ended December 31, 2021) Revenue 1 $137 million 1 Percentages exclude eliminations and other 2 Shallow Water Abandonment will include the results of Helix Alliance beginning July 1, 2022 (date of acquisition) 14 19% Well Intervention Robotics Production Facilities Shallow Water Abandoment 2

HELIX ROBOTICS VESSELS & ASSETS



Subsea Trenchers (4 units)

Provide subsea power cable, umbilical, pipeline and flowline trenching in water depths up to 3,000 meters



ROV Fleet (40 units)

Highly maneuverable underwater robots that are capable of performing a broad array of subsea construction and well intervention tasks



Boulder Grab

Remotely operated robotic grab specially developed to relocate seabed boulders to prepare an Offshore Wind Farm site for construction.



ROVDrill

Fully automated seabed operated drilling module capable of carrying out a range of drilling, sampling and in SITU tests



Grand Canyon II

(Asia Pacific)

A versatile and technically advanced DP3 multi-role construction support vessel

Under charter agreement through December 2027



Grand Canyon III

(North Sea)

A versatile and technically advanced DP3 multi-role construction support vessel

Under charter agreement through May 2028



Shelia Bordelon

(Gulf of Mexico)

A Jones Act Compliant DP2 ultra-light intervention vessel perfect

Under charter agreement through June 2024



Horizon Enabler

(North Sea)

DP2 multi-purpose ROV and light construction vessel for projects in both the offshore Renewables and oil and gas sectors

Under flexible charter agreement through December 2023

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ROBOTICS UTILIZATION 405 499 450 336 165 236 358 419 323 370 376 42 119 154 92 72 84 90 90 66 81 176 34% 34% 37% 32% 24% 36% 43% 38% 35% 53% 66% - 50 100 150 200 250 300 350 400 450 500 0% 10% 20% 30% 40% 50% 60% 70% Q1 20Q2 20Q3 20Q4 20Q1 21Q2 21Q3 21Q4 21Q1 22Q2 22Q3 22 Vessel Days¹ Trenching Days ROV utilization (%)² ³ 1 Vessels include the Grand Canyon II , Grand Canyon III , Horizon Enabler , Shelia Bordelon and spot vessels 2 ROVs include 40 work class ROVs, four trenchers, one ROV Drill and one boulder grab in Q3 2022 3 ROV utilization included 44 ROVs during 2020, 42 ROVs during 2021 and 40 ROVs year-to-date 2022 16 ,

•A fleet of advanced work-class ROVs and trenchers, including several unitscustom built to our specifications •Our subsea expertise in robotics is applicable to both the Oil and Gas and Renewables markets 1 •Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development •Continued expansion of Renewables offerings •Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions WHAT SETS HELIX APART IN ROBOTICS Renewable Energy Specialty Services Construction Services Oil & Gas 1 Revenue from Renewables projects made up approximately 45% and 23% of Robotics revenues during first three quarters of 2022 and full year 2021, respectively 17

Shallow Water Abandonment includes Helix Alliance, a leading supplier of full-field decommissioning services to the Gulf of Mexico shelf Owned-fleet of Jones Act support vessels and equipment including liftboats, P&A spreads, OSVs, coiled tubing spreads, diving vessels and a heavy lift barge In addition to decommissioning, services include project management, engineered solutions, intervention, maintenance, repair, heavy lift and commercial diving services SHALLOW WATER ABANDONMENT 18 Well Intervention Robotics Production Facilities Shallow Water Abandonment 1 1 Shallow Water Abandonment will include the results of Helix Alliance beginning July 1, 2022 (date of acquisition) Business Mix (Year ended December 31, 2021)

Liftboats Ten liftboats ranging in size up to 265 feet Dive Support Vessels Three dive support vessels P&A Spreads 14 Marketable P&A Spreads, with ability to scale up to 20 P&A Spreads HELIX ALLIANCE VESSELS & ASSETS Offshore Supply Vessels (OSVs) Six OSV’s ranging from 150 feet to 170 feet and one crewboat Heavy Lift Derrick Barge Epic Hedron 1,763-ton derrick barge Coiled Tubing Spreads Six coiled tubing units and one snubbing unit 19

SHALLOW WATER ABANDONMENT UTILIZATION –Q3 2022 1 Vessels include ten liftboats, six OSVs, one crew boat, three diving support vessels and one heavy lift derrick barge 2 System utilization is based on 14 marketable P&A systems and six coiled tubing systems 72% 95% 86% 41% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% % Utilization Vessel 1 Utilization Liftboats OSVs and Crew Boat Diving Support Vessels Heavy Lift Derrick Barge 909 168 - 100 200 300 400 500 600 700 800 900 1,000 Days Utilization System 2 Utilization P&A Systems Coiled Tubing Systems (71%) (30%) 20

Helix Production Facilities includes the Helix Producer 1 floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023 The segment also includes the Helix Fast Response System and our ownership of the Gulf of Mexico wells and related infrastructure associated with the Droshky Prospect and our interest in the Thunder Hawk Field, which was acquired August 2022 HELIX PRODUCTION FACILITIES Revenue 1 $69 million 21 10% 1 Percentages exclude eliminations and other 2 Shallow Water Abandonment will include the results of Helix Alliance beginning July 1, 2022 (date of acquisition) Well Intervention Robotics Production Facilities Shallow Water Abandonment 2 Business Mix (Year ended December 31, 2021)

Key Financial Metrics and Outlook 22

DEBT & LIQUIDITY PROFILE ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019 and 2021 and September 30, 2022 of $54million, $74 million and $3 million, respectively 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $100 million ABL facilityand excludes restricted cash 4 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash $267 $279 $208 $291 $254 $162 $(496) $(440) $(406) $(350) $(305) $(264) $348 $426 $380 $452 $305 $244 $(229) $(161) $(143) $(58) $22 $(99) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net debt⁴ 12/31/17 12/31/1812/31/1912/31/2012/31/219/30/22 23

DEBT INSTRUMENT PROFILE Total funded debt 1 of $271 million at 9/30/22 •$30 million Convertible Senior Notes due 2023 –4.125% •$200 million Convertible Senior Notes due 2026 –6.75% •$41 million MARAD Debt –4.93% •Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 202220232024202520262027 Principal Payment Schedule at 9/30/22 ($ in millions) CSN 2023 CSN 2026 MARAD $0 $38 1 Excludes $7 million of remaining unamortized debt issuance costs $9 $210 $9 $5 24

Revenue Free Cash Flow 2 1 Helix Alliance revenue will be included for periods beginning July 1, 2022 (date of acquisition) 2 Adjusted EBITDA and Free Cash Flow are Non-GAAP financial measures, see non-GAAP reconciliations on slide 35 $581 $740 $752 $734 $675 $30 $29 $58 $22 $(62) ($80) ($60) ($40) ($20) $0 $20 $40 $60 $80 $0 $200 $400 $600 $800 20172018201920202021 Revenue Net Income (loss) Net income (loss) Adjusted EBITDA 2 FIVE YEAR TREND 1 ($ IN MILLIONS) $107 $162 $180 $155 $96 ($169) $60 $31 $80 $132 ($200) ($150) ($100) ($50) $0 $50 $100 $150 $0 $25 $50 $75 $100 $125 $150 $175 $200 20172018201920202021 Adjusted EBITDA ² Free Cash Flow² 25

REVENUE DISPERSION 1 ($ IN MILLIONS) Geography Segments 68% 74% 73% 71% 74% 21% 17% 19% 21% 16% 11% 9% 8% 8% 10% $0 $200 $400 $600 $800 20172018201920202021 Well Intervention Robotics Production Facilities 49% 37% 40% 42% 34% 12% 28% 29% 28% 23% 27% 26% 26% 18% 15% 6% 19% 12% 9% 5% 6% 9% $0 $200 $400 $600 $800 20172018201920202021 United States Brazil United Kingdom West Africa Other 26 1 Helix Alliance revenue will be included for periods beginning July 1, 2022 (date of acquisition)

2022 OUTLOOK: FORECAST 1 ($ in millions) 20222021 Outlook 1 Actual Revenues$ 785 - 860675 $ Adjusted EBITDA 2 100 - 12096 Free Cash Flow 2 (20) - 10132 Capital Additions 3 70 - 8017 Revenue Split: Well Intervention$ 480 - 515517 $ Robotics180 - 200137 Shallow Water Abandonment 1 105 - 120- Production Facilities 4 70 - 7569 Eliminations(50) (48) Total$ 785 - 860675 $ 1 Outlook presents the forecast for the Helix legacy businesses for the full year 2022 and for Shallow Water Abandonment, whichincludes the results of Helix Alliance, beginning July 1, 2022 (date of acquisition) 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 33 3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures 4 Production Facilities revenues include Thunder Hawk Field production following its acquisition on August 25, 2022 27

2022 OUTLOOK –WELL INTERVENTION • Q4000 (Gulf of Mexico) –contracted work through Q4 with expected strong utilization during remainder of 2022 and into 2023 • Q5000 (Gulf of Mexico) – contracted work on the Shell multi-year campaign through remainder of 2022 and into 2023 • IRS rental units (Gulf of Mexico) –15K IRS and 10K IRS expected to be idle during Q4 • WellEnhancer (North Sea) –contracted work through Q4 with expected strong utilization during remainder of 2022 • Seawell (North Sea) –contracted work through Q4 with expected strong utilization during remainder of 2022 • Q7000 (West Africa, Asia Pacific) – campaign in Nigeria expected to conclude late Q4 followed by planned transit to the Asia Pacific region with an approximate 30-day docking prior to contracted decommissioning campaign offshore New Zealand expected to commence first half 2023 • Siem Helix 1 (Brazil) –contracted ROV survey and IRM work in Brazil into Q4 followed by two-year decommissioning contract for Trident Energy commencing late Q4 • Siem Helix 2 (Brazil) –under legacy contract for Petrobras through mid-December, followed by commencement of two-year negotiated extension contracted in September 2022 28

• Grand Canyon II (Asia Pacific) –returning to Thailand in Q4 for contracted decommissioning and ROV support work; vessel expected to have strong utilization through remainder of 2022 • Grand Canyon III (North Sea) –continuing to perform seasonal trenching campaign for several customers expected through mid-December with good visibility and strong utilization expected through remainder of 2022 • Horizon Enabler (North Sea)–continuing to perform trenching through mid-Q4 followed by scheduled shorter duration trenching projects into December • Shelia Bordelon (U.S.) – expected strong utilization through year end, including completing boulder site clearance services supporting a U.S. East Coast windfarm project, with expected follow-on ROV support project in GOM to commence mid-November for remainder of 2022 2022 OUTLOOK –ROBOTICS 29

• Offshore – expect stable utilization on seven to nine liftboats and variable seasonal utilization on OSVs and crew boat for remainder of 2022 • Energy Services – strong utilization for eight to 12 P&A systems and one to three coiled tubing systems expected for remainder of 2022 • Diving & Heavy Lift – diving services expected into mid-Q4 followed by expected seasonal slowdown; heavy lift barge with seasonally limited opportunities during Q4 2022 OUTLOOK –SHALLOW WATER ABANDONMENT 30

2022 Capital additions are forecasted at approximately $70 -$80 million: •Capital additions during Q3 approximated $13 million and included •Approximately $11 million for regulatory recertification costs, reported in operating cash flows •Approximately $3 million of capital expenditures for new property and equipment •Capital additions during fourth quarter 2022 expected to be approximately $35 to $45 million •Capital additions outlook has increased by approximately $20 million to address opportunities within our niche markets Helix Alliance acquisition closed July 1, 2022 for approximately $119 million ($113 million net of acquired cash) Balance Sheet •Our total funded debt 1 is expected to remain at $271 million through December 31, 2022 with no scheduled principal payments during the remainder of the year 2022 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs 31

•Continue momentum on the three legs of our Energy Transition business model: production maximization, decommissioning and renewables •Continued integration of Helix Alliance and full-field abandonment capabilities •Expect to continue anticipated momentum from second half 2022 into 2023 •Operating cash flow improvements •Expected improved operating cash flows in 2023 compared to 2022 •Maintenance capex anticipated to be approximately $40-$50 million annually • Well Intervention •Expect strong Gulf of Mexico and North Sea intervention markets in 2023 with improving outlook for utilization and rates • Q7000 to continue with planned Asia Pacific campaign in New Zealand and Australia with approximately 200 days contracted •Expect continued operations in Brazil and stronger 2023 and beyond: •Two-year Trident award on the Siem Helix 1 expected to begin late Q4 2022 •Two-year Petrobras extension on the Siem Helix 2 commencing mid-December 2022 •Shell decommissioning contract in Brazil up to 18 months on the Q7000 expected to commence 2024, following Asia Pacific campaign • Robotics •Anticipate continued strong renewables trenching market •Continued renewables site clearance project opportunities, including in the U.S. markets •Tightening ROV market • Shallow Water Abandonment •Expected strong Gulf of Mexico shallow water decommissioning market •Full-year accretion of Helix Alliance earnings in 2023 BEYOND 2022 32

• Potential Improvements in 2023 1 We continue to expect 2023 to be substantially better than 2022, based on the following: • Brazil –Both vessels expected to be working in intervention mode at profitable rates in 2023; expected EBITDA improvement $55 to $65 million in 2023 • Q7000 –vessel expected to have improved rates during 2023 inclusive of paid mobilization with expected EBITDA improvement $17 to $27 million • Shallow Water Abandonment –Full year of contribution by Helix Alliance in 2023, with EBITDA expected to be $30 to $50 million in 2023, which would represent an incremental EBITDA benefit of $15 to $35 million compared to 2022 outlook • Utilization – Well Intervention increased utilization expected in 2023 compared to 2022, including the Q7000 , due to anticipated fewer days of regulatory maintenance and transit • Rates –Overall Well Intervention rates expected to be up 30% to 45% for full year 2023 compared to rates at the beginning of 2022 • Robotics –Higher ROV utilization expected in 2023 • Production Facilities –Expect continuation of Helix Producer I for 2023; ongoing oil and gas production from acquired interest in Thunder Hawk Field and decommissioning backlog with remaining Droshky wells 1 These potential improvements include key assumptions and estimates. Any significant variation from these key assumptions andestimates could limit our ability to achieve such improvements. BEYOND 2022 33

Non-GAAP Reconciliations and Supplemental Information 34

NON-GAAP RECONCILIATIONS ($ in thousands, unaudited) 12/31/201712/31/201812/31/201912/31/202012/31/2021 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income (loss)30,052 $ 28,598 $ 57,697 $ 20,084 $ (61,684) $ Adjustments: Income tax provision (benefit)(50,424) 2,400 7,859 (18,701) (8,958) Net interest expense18,778 13,751 8,333 28,531 23,201 (Gain) loss on extinguishment of long-term debt397 1,183 18 (9,239) 136 Other (income) expense, net1,434 6,324 (1,165) (4,724) 1,490 Depreciation and amortization108,745 110,522 112,720 133,709 141,514 Goodwill impairment- - - 6,689 - Non-cash (gain) loss on equity investment1,800 3,430 (1,613) (264) - EBITDA110,782 166,208 183,849 156,085 95,699 Adjustments: (Gain) loss on disposition of assets, net39 (146) - (889) 631 General provision (release) for current expected credit losses- -- 746 (54) Other than temporary loss on note receivable- (1,129) - - Realized losses from foreign exchange contracts not designated as hedging instruments(3,605) (3,224) (3,761) (682) Adjusted EBITDA107,216 $ 161,709 $ 180,088 $ 155,260 $ 96,276 $ Free Cash Flow: Cash flows from operating activities51,638 $ 196,744 $ 169,669 $ 98,800 $ 140,117 $ Less: Capital expenditures, net of proceeds from sale of assets(221,127) (137,058) (138,304) (19,281) (8,271) Free cash flow(169,489) $ 59,686 $ 31,365 $ 79,519 $ 131,846 $ 35

NON-GAAP AND OTHER DEFINITIONS

Non-GAAP Financial Measures

We define EBITDA as earnings before income taxes, net interest expense, gains or losses on extinguishment of long-term debt, gains or losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, acquisition and integration costs, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any.

We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets.

We use EBITDA, Adjusted EBITDA and Free Cash Flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and Free Cash Flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and Free Cash Flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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1,123 3,235 1,148 2,204 1,553 1,919 0 600 1,200 1,800 2,400 3,000 3,600 2020A2021A2022E2023E2024E2025E Oil & Gas •Helix business lines are primarily production focused and activity driven by Upstream OpEx budgets •Current high commodity pricing environment favorable for offshore spending on both enhancement and decommissioning activities Renewable Energy •Robotics segment continues to expand into the Renewables market •Market leading position in Europe for trenching services •Expanded geographic mix into U.S. and Asia Pacific •Expanded services beyond trenching MACRO OUTLOOK SUPPORTS UPSIDE POTENTIAL Global Offshore Deepwater O&G OpEx 1 ($ in billions) Global Offshore Wind Additions 2 (Turbines / Foundations) 1 Rystad Energy | Service Demand Cube October 2022 2 Rystad Energy | Offshore Vessel Analysis Dashboard October 2022 53 59 71 81 83 85 $0 $20 $40 $60 $80 $100 2020A2021A2022E2023E2024E2025E 37

DECOMMISSIONING MARKET –NORTH AMERICA 38 Source: Rystad Energy ServiceCube, SubseaCube, WellCube as of October 2022 North America Decommissioning Market Outlook: 2022-2025

DECOMMISSIONING MARKET –GLOBAL Global Decommissioning Market Outlook: 2022-2025 39 Source: Rystad Energy ServiceCube as of October 2022

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